SUPPLEMENT DATED JULY 1, 2005 TO THE PROSPECTUS

DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

The following should be added to the cover:

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The second and third paragraphs in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/AIM Real Estate Fund should be deleted in their entirety and replaced with the following:

The sub-sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. As of December 31, 2004, AMVESCAP managed approximately $382 billion in total assets.

The fee for the JNL/Oppenheimer Growth Fund in the section entitled "Management Fee" should be deleted in its entirety and replaced with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Oppenheimer Growth Fund	$0 to $300 million Over $300 million	.65% .60%

The following should be added to the section entitled “Investment Adviser:”

Prudential plc is not affiliated with Prudential Financial Inc.

This Supplement is dated July 1, 2005.

(To be used with VC3656 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 5/05, VC5825 05/05, NV3174CE Rev. 05/05, NV3784 Rev. 05/05, VC4224 Rev. 5/05, NV4224 Rev. 05/05, VC5526 Rev. 05/05, NV5526 Rev. 05/05, NV5825 05/05, FVC4224FT Rev. 05/05, VC5890 05/05, VC5884 05/05, VC5869 05/05, VC5885 05/05, NV5869 05/05, NV5890 05/05, NV5884 05/05, NV5885 05/05, HR105 Rev. 05/05, and VC2440 Rev. 05/05.)

V5937 6/05

1

SUPPLEMENT DATED JULY 1, 2005 TO THE STATEMENT

OF ADDITIONAL INFORMATION DATED MAY 2, 2005

JNL® SERIES TRUST

On page 38, delete the Operating Policies for the JNL/PIMCO Total Return Bond Fund in their entirety and replace them with the following:

For the JNL/PIMCO Total Return Bond Fund:

(a)	At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in fixed-income securities.

(b)	The Fund may invest up to 10% of its assets in non-investment grade, fixed-income securities rated at least B by Moody’s or S&P.

(c)	The Fund may invest up to 30% of its assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

(d)	The Fund may invest up to 10% of its assets in securities of issuers based in emerging markets.

(e)	The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

(f)	The Fund may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

On page 60, delete the third paragraph in its entirety and replace it with the following:

The sub-sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc.  ("IINA"), with its principal office at 1360 Peachtree St. N.E., Suite 100, Atlanta, GA 30309.  IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

On page 152, delete the fees for the JNL/Oppenheimer Growth Fund in their entirety and replace it with the following:

FUND	ASSETS	FEES
JNL/Oppenheimer Growth Fund.........	$0 to $100 million............................... $100 million to $250 million.................. Over $250 million...............................	.40% .35% .30%

This Supplement is dated July 1, 2005.

(To be used with V3180 Rev. 05/05)

V5938 06/05